SUPPLEMENT DATED SEPTEMBER 12, 2012
TO
STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2012

WEALTHQUESTTM III VARIABLE ANNUITY ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT

This supplement updates certain information contained in your Statement of Additional Information.  Please read it carefully and keep it for future reference.

As of September 4, 2012, ANICO Financial Services, Inc. (“ANFS”), a subsidiary of American National Insurance Company (“American National”), replaced Securities Management and Research, Inc. (“SM&R”) as the Principal Underwriter for the WealthQuest III Variable Annuity.  On that date, American National and SM&R terminated their Distribution and Selling Agreement, and American National entered into a new Distribution and Administrative Services Agreement with ANFS.  ANFS’s address and officer and directors are disclosed in this supplement.

On page 1, the Principal Underwriter reference is deleted and replaced with the following:

ANICO Financial Services, Inc.
One Moody Plaza, Suite 1423
Galveston, TX  77550*

*As of September 4, 2012, ANFS entered a Distribution and Administrative Services Agreement with American National to act as the Principal Underwriter for the WealthQuest III Variable Annuity.

On pages 5-6, in the section titled “Distribution of the Contract”, delete the four paragraphs and replace with the following:

The Contracts are offered to the public through broker/dealers registered under federal securities laws and, as necessary, insurance agencies licensed under state insurance laws. The offering of the Contracts is continuous and we do not anticipate discontinuing the offering of the Contracts, however, we reserve the right to do so.

Pursuant to a Distribution and Administrative Services Agreement (the “Distribution Agreement”) with ANICO Financial Services, Inc. ("ANFS"), one of our subsidiaries, ANFS acts as the principal underwriter for distribution of the Contracts. ANFS’s home office is located at One Moody Plaza, Suite 1423, Galveston, TX   77550. ANFS offers the Contracts through selling agreements with other broker/dealers (“selling brokers”) registered under the Securities Exchange Act of 1934 (the “1934 Act”) to sell the Contracts. The selling brokers sell the Contracts through registered representatives. The registered representatives are registered with the Financial Industry Regulatory Authority (“FINRA”) and, as necessary, with the states in which they do business. Those registered representatives are also licensed as insurance producers in the states in which they do business and are appointed by us.

In connection with their activities as a Principal Underwriter, ANFS is responsible for:

•	Distribution of the Contracts;
•	Compliance with the requirements of any applicable state broker-dealer regulations and the 1934 Act;
•	Keeping correct records and books of account in accordance with Rules 17a-3 and 17a-4 of the 1934 Act; and
•	Training persons registered with ANFS

Pursuant to the Distribution Agreement and an Expense Sharing Agreement, w e have agreed to provide ANFS service and facilities and to assume all expenses of ANFS in consideration of ANFS serving as principal underwriter for our variable products.  Commissions are paid to the selling brokers under their respective agreements with ANFS.  ANFS passes through commissions it receives to the selling broker for their respective sales.

To date, no commissions have been paid to ANFS.  Securities, Management & Research (“SM&R”) served as the principal underwriter of this product through September 4, 2012.  We paid aggregate commissions of $2,790,344, $2,476,510 and $2,907,757 in 2011, 2010 and 2009, respectively, to the registered representatives of SM&R for the sale of variable life policies and variable annuity contracts by its registered representatives and the selling brokers. SM&R did not retain any of these commissions.

ANFS’s Officers and Directors are as follows:

Name	Position	Principal Business Address

James E. Pozzi	Director, Chairman of the Board	One Moody Plaza
Galveston, Texas 77550

John J. Dunn, Jr.	Director	One Moody Plaza
Galveston, Texas 77550

David A. Behrens	Director	One Moody Plaza
Galveston, Texas 77550

James A. Collura	President, Chief Executive Officer	One Moody Plaza
Galveston, Texas 77550

Dwain A. Akins	Vice President, Chief Compliance	One Moody Plaza, Suite 1423
	Officer	Galveston, Texas 77550

Steven D. Geib	Vice President, Chief Financial	One Moody Plaza
	Officer, Controller	Galveston, Texas 77550